UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2025

LEGACY HOUSING CORPORATION

(Exact name of registrant as specified in its charter)

Texas	001-38761	20-2897516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Airport Freeway, #100 Bedford, Texas	76022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (817) 799-4900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LEGH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Legacy Housing Corporation (the “Company”)

October 6, 2025

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)            On October 6, 2025, Jeffrey M. Fiedelman, the Chief Financial Officer of the Company, submitted his resignation, effective October 10, 2025. Mr. Fiedelman’s resignation was a personal decision and is not the result of any disagreement with the Company on any matter relating to the Company’s financial operations, policies or procedures.

On October 7, 2025, the Board of Directors of the Company appointed Ronald C. Arrington to serve as Interim Chief Financial Officer effective upon Mr. Fiedelman’s resignation. In this role, Mr. Arrington will serve as the Company’s principal financial officer and principal accounting officer until the appointment of his successor.

Mr. Arrington, age 63, is currently a Development Manager of the Company working with its mobile home communities since September 2024 and previously served as the Company’s Chief Financial Officer from May 2022 to September 2023. As a former Chief Financial Officer of the Company, he oversaw the financial operations of the Company, providing oversight of the accounting systems, policies and financial reporting of the Company. Mr. Arrington, in a career spanning more than 35 years, has served as chief financial officer, finance vice president and corporate controller for aerospace, construction, manufacturing and retail companies, including serving as a contract consultant to Dave & Buster’s Inc. and Fabulous Floors from October 2023 to July 2024. He brings extensive experience in operational finance, financial management systems, operational restructuring and process improvement. Mr. Arrington earned his Bachelor of Business Administration degree from the University of Texas at Arlington and is a Certified Public Accountant.

Other than as described above, there are no arrangements or understandings between Mr. Arrington and any other person pursuant to which Mr. Arrington was selected as an officer of the Company. Neither Mr. Arrington nor any member of his immediate family has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934. Further, there is no family relationship between Mr. Arrington and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY HOUSING CORPORATION

Date: October 9, 2025	By:	/s/ Kenneth E. Shipley
		Name:	Kenneth E. Shipley
		Title:	Interim Chief Executive Officer